                                                  Exhibit 99.4
--------------------------------------------------------------------------------
                                                  Monthly Operating Report

-----------------------------------------
CASE NAME: Kitty Hawk International, Inc.         ACCRUAL BASIS
-----------------------------------------

-----------------------------------------
CASE NUMBER: 400-42144                            02/13/95, RWD, 2/96
-----------------------------------------

-----------------------------------------
JUDGE: Barbara J. Houser
-----------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:


/s/ Drew Keith                                 Chief Financial Officer
----------------------------------------  --------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                TITLE

Drew Keith                                          09/20/2002
----------------------------------------  --------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                      DATE


PREPARER:


/s/ Jessica L. Wilson                          Chief Accounting Officer
----------------------------------------  --------------------------------------
ORIGINAL SIGNATURE OF PREPARER                         TITLE


Jessica L. Wilson                                   09/20/2002
----------------------------------------  --------------------------------------
PRINTED NAME OF PREPARER                               DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

-----------------------------------------
CASE NAME: Kitty Hawk International, Inc.                    ACCRUAL BASIS-1
-----------------------------------------

-----------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
-----------------------------------------

-----------------------------------------
COMPARATIVE BALANCE SHEET
-------------------------------------------------------------------------------------------
                                                         MONTH            MONTH       MONTH
                                       SCHEDULE     ---------------------------------------
ASSETS                                  AMOUNT         July 2002       August 2002
-------------------------------------------------------------------------------------------
1.   UNRESTRICTED CASH               $     40,098   $            0   $            0    $0
-------------------------------------------------------------------------------------------
2.   RESTRICTED CASH                                $    8,813,406   $    6,054,089    $0
-------------------------------------------------------------------------------------------
3.   TOTAL CASH                      $     40,098   $    8,813,406   $    6,054,089    $0
-------------------------------------------------------------------------------------------
4.   ACCOUNTS RECEIVABLE (NET)       $  9,006,275   $    7,727,826   $            0    $0
-------------------------------------------------------------------------------------------
5.   INVENTORY                       $ 20,429,725   $            0   $            0    $0
-------------------------------------------------------------------------------------------
6.   NOTES RECEIVABLE                               $            0   $            0    $0
-------------------------------------------------------------------------------------------
7.   PREPAID EXPENSES                               $       11,699   $       11,699    $0
-------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)             $ 21,367,511    ($327,144,523)   ($316,621,265)   $0
-------------------------------------------------------------------------------------------
9.   TOTAL CURRENT ASSETS            $ 50,843,609    ($310,591,592)   ($310,555,477)   $0
-------------------------------------------------------------------------------------------
10.  PROPERTY, PLANT & EQUIPMENT     $474,988,760   $  468,794,669   $  468,794,669    $0
-------------------------------------------------------------------------------------------
11.  LESS: ACCUMULATED
     DEPRECIATION/DEPLETION                         $  421,848,208   $  421,848,208    $0
-------------------------------------------------------------------------------------------
12.  NET PROPERTY, PLANT &
     EQUIPMENT                       $474,988,760   $   46,946,461   $   46,946,461    $0
-------------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS                              $            0   $            0    $0
-------------------------------------------------------------------------------------------
14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)                     $            0   $            0    $0
-------------------------------------------------------------------------------------------
15.  OTHER (ATTACH LIST)                            $            0   $            0    $0
-------------------------------------------------------------------------------------------
16.  TOTAL ASSETS                    $525,832,369    ($263,645,131)   ($263,609,016)   $0
-------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-------------------------------------------------------------------------------------------
17.  ACCOUNTS PAYABLE                               $      146,775   $       63,990    $0
-------------------------------------------------------------------------------------------
18.  TAXES PAYABLE                                  $            0   $            0    $0
-------------------------------------------------------------------------------------------
19.  NOTES PAYABLE                                  $            0   $            0    $0
-------------------------------------------------------------------------------------------
20.  PROFESSIONAL FEES                              $            0   $            0    $0
-------------------------------------------------------------------------------------------
21.  SECURED DEBT                                   $            0   $            0    $0
-------------------------------------------------------------------------------------------
22.  OTHER (ATTACH LIST)                             ($155,957,661)   ($155,903,217)   $0
-------------------------------------------------------------------------------------------
23.  TOTAL POSTPETITION
     LIABILITIES                                     ($155,810,886)   ($155,839,227)   $0
-------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-------------------------------------------------------------------------------------------
24.  SECURED DEBT                    $ 23,187,921   $   19,559,127   $   19,559,127    $0
-------------------------------------------------------------------------------------------
25.  PRIORITY DEBT                   $  4,672,323   $            0   $            0    $0
-------------------------------------------------------------------------------------------
26.  UNSECURED DEBT                  $392,188,633   $   16,799,238   $   16,783,178    $0
-------------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)                            $   75,013,024   $   75,013,024    $0
-------------------------------------------------------------------------------------------
28.  TOTAL PREPETITION LIABILITIES   $420,048,877   $  111,371,389   $  111,355,329    $0
-------------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES               $420,048,877     ($44,439,497)    ($44,483,898)   $0
-------------------------------------------------------------------------------------------
EQUITY
-------------------------------------------------------------------------------------------
30.  PREPETITION OWNERS' EQUITY                     $   16,327,446   $   16,327,446    $0
-------------------------------------------------------------------------------------------
31.  POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                                ($235,533,080)   ($235,452,564)   $0
-------------------------------------------------------------------------------------------
32.  DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)
-------------------------------------------------------------------------------------------
33.  TOTAL EQUITY                    $          0    ($219,205,634)   ($219,125,118)   $0
-------------------------------------------------------------------------------------------
34.  TOTAL LIABILITIES &
     OWNERS' EQUITY                  $420,048,877    ($263,645,131)   ($263,609,016)   $0
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

-----------------------------------------
CASE NAME: Kitty Hawk International, Inc.                    ACCRUAL BASIS-2
-----------------------------------------

-----------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
-----------------------------------------

-----------------------------------------
INCOME STATEMENT
------------------------------------------------------------------------------------
                                           MONTH       MONTH       MONTH
                                         -------------------------------    QUARTER
REVENUES                                 July 2002   August 2002             TOTAL
------------------------------------------------------------------------------------
1.   GROSS REVENUES                      $ 203,340    $ 229,214     $0     $ 432,554
------------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS           $       0    $       0     $0     $       0
------------------------------------------------------------------------------------
3.   NET REVENUE                         $ 203,340    $ 229,214     $0     $ 432,554
------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------
4.   MATERIAL                            $       0    $       0     $0     $       0
------------------------------------------------------------------------------------
5.   DIRECT LABOR                        $       0    $       0     $0     $       0
------------------------------------------------------------------------------------
6.   DIRECT OVERHEAD                     $       0    $       0     $0     $       0
------------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD            $       0    $       0     $0     $       0
------------------------------------------------------------------------------------
8.   GROSS PROFIT                        $ 203,340    $ 229,214     $0     $ 432,554
------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------
9.   OFFICER/INSIDER COMPENSATION        $       0    $       0     $0     $       0
------------------------------------------------------------------------------------
10.  SELLING & MARKETING                 $       0    $       0     $0     $       0
------------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE            $  44,556    $  25,193     $0     $  69,749
------------------------------------------------------------------------------------
12.  RENT & LEASE                        $       0    $       0     $0     $       0
------------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)                 $       0    $       0     $0     $       0
------------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES            $  44,556    $  25,193     $0     $  69,749
------------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                    $ 158,784    $ 204,021     $0     $ 362,805
------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT. LIST)     ($11,216)    ($10,701)    $0      ($21,917)
-----------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT. LIST)   $       0    $       0     $0     $       0
------------------------------------------------------------------------------------
18.  INTEREST EXPENSE                    $       0    $       0     $0     $       0
------------------------------------------------------------------------------------
19.  DEPRECIATION/DEPLETION              $       0    $       0     $0     $       0
------------------------------------------------------------------------------------
20.  AMORTIZATION                        $       0    $       0     $0     $       0
------------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)                 $       0    $       0     $0     $       0
------------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES          ($11,216)    ($10,701)    $0      ($21,917)
------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------
23.  PROFESSIONAL FEES                   $  71,511    $  80,529     $0     $ 152,040
------------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES                   $       0    $       0     $0     $       0
------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                 $       0    $       0     $0     $       0
------------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES       $  71,511    $  80,529     $0     $ 152,040
------------------------------------------------------------------------------------
27.  INCOME TAX                          $  39,396    $  53,676     $0     $  93,072
------------------------------------------------------------------------------------
28.  NET PROFIT (LOSS)                   $  59,093    $  80,517     $0     $ 139,610
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

-----------------------------------------
CASE NAME: Kitty Hawk International, Inc.                    ACCRUAL BASIS-3
-----------------------------------------

-----------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
-----------------------------------------

------------------------------------------------------------------------------------
                                         MONTH        MONTH      MONTH
CASH RECEIPTS AND                     --------------------------------     QUARTER
DISBURSEMENTS                          July 2002   August 2002              TOTAL
------------------------------------------------------------------------------------
1.   CASH - BEGINNING OF MONTH        $        0       $0         $0      $        0
------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
------------------------------------------------------------------------------------
2.   CASH SALES                       $        0       $0         $0      $        0
------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
------------------------------------------------------------------------------------
3.   PREPETITION                      $  344,719       $0         $0      $  344,719
------------------------------------------------------------------------------------
4.   POSTPETITION                     $        0       $0         $0      $        0
------------------------------------------------------------------------------------
5.   TOTAL OPERATING RECEIPTS         $  344,719       $0         $0      $  344,719
------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
------------------------------------------------------------------------------------
6.   LOANS & ADVANCES (ATTACH LIST)   $        0       $0         $0      $        0
------------------------------------------------------------------------------------
7.   SALE OF ASSETS                   $        0       $0         $0      $        0
------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)               ($344,719)      $0         $0       ($344,719)
------------------------------------------------------------------------------------
9.   TOTAL NON-OPERATING RECEIPTS      ($344,719)      $0         $0       ($344,719)
------------------------------------------------------------------------------------
10.  TOTAL RECEIPTS                   $        0       $0         $0      $        0
------------------------------------------------------------------------------------
11.  TOTAL CASH AVAILABLE             $        0       $0         $0      $        0
------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
------------------------------------------------------------------------------------
12.  NET PAYROLL                      $        0       $0         $0      $        0
------------------------------------------------------------------------------------
13.  PAYROLL TAXES PAID               $        0       $0         $0      $        0
------------------------------------------------------------------------------------
14.  SALES, USE & OTHER TAXES PAID    $        0       $0         $0      $        0
------------------------------------------------------------------------------------
15.  SECURED/RENTAL/LEASES            $        0       $0         $0      $        0
------------------------------------------------------------------------------------
16.  UTILITIES                        $        0       $0         $0      $        0
------------------------------------------------------------------------------------
17.  INSURANCE                        $        0       $0         $0      $        0
------------------------------------------------------------------------------------
18.  INVENTORY PURCHASES              $        0       $0         $0      $        0
------------------------------------------------------------------------------------
19.  VEHICLE EXPENSES                 $        0       $0         $0      $        0
------------------------------------------------------------------------------------
20.  TRAVEL                           $        0       $0         $0      $        0
------------------------------------------------------------------------------------
21.  ENTERTAINMENT                    $        0       $0         $0      $        0
------------------------------------------------------------------------------------
22.  REPAIRS & MAINTENANCE            $        0       $0         $0      $        0
------------------------------------------------------------------------------------
23.  SUPPLIES                         $        0       $0         $0      $        0
------------------------------------------------------------------------------------
24.  ADVERTISING                      $        0       $0         $0      $        0
------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)              $        0       $0         $0      $        0
------------------------------------------------------------------------------------
26.  TOTAL OPERATING DISBURSEMENTS    $        0       $0         $0      $        0
------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------
27.  PROFESSIONAL FEES                $        0       $0         $0      $        0
------------------------------------------------------------------------------------
28.  U.S. TRUSTEE FEES                $        0       $0         $0      $        0
------------------------------------------------------------------------------------
29.  OTHER (ATTACH LIST)              $        0       $0         $0      $        0
------------------------------------------------------------------------------------
30.  TOTAL REORGANIZATION EXPENSES    $        0       $0         $0      $        0
------------------------------------------------------------------------------------
31.  TOTAL DISBURSEMENTS              $        0       $0         $0      $        0
------------------------------------------------------------------------------------
32.  NET CASH FLOW                    $        0       $0         $0      $        0
------------------------------------------------------------------------------------
33.  CASH - END OF MONTH              $        0       $0         $0      $        0
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

-----------------------------------------
CASE NAME: Kitty Hawk International, Inc.                    ACCRUAL BASIS-4
-----------------------------------------

-----------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
-----------------------------------------

----------------------------------------------------------------------------------
                                                    MONTH         MONTH      MONTH
                                       SCHEDULE   --------------------------------
ACCOUNTS RECEIVABLE AGING               AMOUNT     July 2002   August 2002
----------------------------------------------------------------------------------
1.   0-30                                         $        0       $0         $0
----------------------------------------------------------------------------------
2.   31-60                                        $  150,530       $0         $0
----------------------------------------------------------------------------------
3.   61-90                                        $        0       $0         $0
----------------------------------------------------------------------------------
4.   91+                                          $7,577,296       $0         $0
----------------------------------------------------------------------------------
5.   TOTAL ACCOUNTS RECEIVABLE            $0      $7,727,826       $0         $0
----------------------------------------------------------------------------------
6.   AMOUNT CONSIDERED UNCOLLECTIBLE              $        0       $0         $0
----------------------------------------------------------------------------------
7.   ACCOUNTS RECEIVABLE (NET)            $0      $7,727,826       $0         $0
----------------------------------------------------------------------------------

-----------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES          MONTH: August 2002
----------------------------------------------------------------------------------
                                   0-30       31-60     61-90      91+
TAXES PAYABLE                      DAYS       DAYS      DAYS       DAYS     TOTAL
----------------------------------------------------------------------------------
1.   FEDERAL                     $      0   $       0   $    0   $     0   $     0
----------------------------------------------------------------------------------
2.   STATE                       $      0   $       0   $    0   $     0   $     0
----------------------------------------------------------------------------------
3.   LOCAL                       $      0   $       0   $    0   $     0   $     0
----------------------------------------------------------------------------------
4.   OTHER (ATTACH LIST)         $      0   $       0   $    0   $     0   $     0
----------------------------------------------------------------------------------
5.   TOTAL TAXES PAYABLE         $      0   $       0   $    0   $     0   $     0
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
6.   ACCOUNTS PAYABLE             ($2,047)   ($26,899)  $3,265   $89,671   $63,990
----------------------------------------------------------------------------------

-----------------------------------------
STATUS OF POSTPETITION TAXES                      MONTH: August 2002
----------------------------------------------------------------------------------
                                   BEGINNING       AMOUNT                 ENDING
                                      TAX       WITHHELD AND/   AMOUNT      TAX
FEDERAL                            LIABILITY*    OR ACCRUED      PAID    LIABILITY
----------------------------------------------------------------------------------
1.   WITHHOLDING**                     $0             $0          $0         $0
----------------------------------------------------------------------------------
2.   FICA-EMPLOYEE**                   $0             $0          $0         $0
----------------------------------------------------------------------------------
3.   FICA-EMPLOYER**                   $0             $0          $0         $0
----------------------------------------------------------------------------------
4.   UNEMPLOYMENT                      $0             $0          $0         $0
----------------------------------------------------------------------------------
5.   INCOME                            $0             $0          $0         $0
----------------------------------------------------------------------------------
6.   OTHER (ATTACH LIST)               $0             $0          $0         $0
----------------------------------------------------------------------------------
7.   TOTAL FEDERAL TAXES               $0             $0          $0         $0
----------------------------------------------------------------------------------
STATE AND LOCAL
----------------------------------------------------------------------------------
8.   WITHHOLDING                       $0             $0          $0         $0
----------------------------------------------------------------------------------
9.   SALES                             $0             $0          $0         $0
----------------------------------------------------------------------------------
10.  EXCISE                            $0             $0          $0         $0
----------------------------------------------------------------------------------
11.  UNEMPLOYMENT                      $0             $0          $0         $0
----------------------------------------------------------------------------------
12.  REAL PROPERTY                     $0             $0          $0         $0
----------------------------------------------------------------------------------
13.  PERSONAL PROPERTY                 $0             $0          $0         $0
----------------------------------------------------------------------------------
14.  OTHER (ATTACH LIST)               $0             $0          $0         $0
----------------------------------------------------------------------------------
15.  TOTAL STATE & LOCAL               $0             $0          $0         $0
----------------------------------------------------------------------------------
16.  TOTAL TAXES                       $0             $0          $0         $0
----------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

-----------------------------------------
CASE NAME: Kitty Hawk International, Inc.                    ACCRUAL BASIS-5
-----------------------------------------

-----------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
-----------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                            MONTH: August 2002
                                                   -----------

-----------------------------------------
BANK RECONCILIATIONS
                                                Account #1         Account #2     Account #3
----------------------------------------------------------------------------------------------------
A.      BANK:                                    Bank One           Bank One
--------------------------------------------------------------------------------------------
B.      ACCOUNT NUMBER:                         1559691322         1559691330                  TOTAL
--------------------------------------------------------------------------------------------
C.      PURPOSE (TYPE):                           Deposit            Payroll
----------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                     $0                  $0            $0        $0
----------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED               $0                  $0            $0        $0
----------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS                   $0                  $0            $0        $0
----------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                        $0                  $0            $0        $0
----------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS                    $0                  $0            $0        $0
----------------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN           N/A - Lockbox only   Account closed
----------------------------------------------------------------------------------------------------

-----------------------------------------
INVESTMENT ACCOUNTS
----------------------------------------------------------------------------------------------------
                                                           DATE OF     TYPE OF    PURCHASE   CURRENT
BANK, ACCOUNT NAME & NUMBER                               PURCHASE   INSTRUMENT    PRICE      VALUE
----------------------------------------------------------------------------------------------------
7.   N/A
----------------------------------------------------------------------------------------------------
8.   N/A
----------------------------------------------------------------------------------------------------
9.   N/A
----------------------------------------------------------------------------------------------------
10.  N/A
----------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                               $0        $0
----------------------------------------------------------------------------------------------------

-----------------------------------------
CASH
----------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                          $0
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                                 $0
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

-----------------------------------------
CASE NAME: Kitty Hawk International, Inc.                    ACCRUAL BASIS-6
-----------------------------------------

-----------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
-----------------------------------------

                                                        MONTH: August 2002

-----------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
-----------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------
                      INSIDERS
---------------------------------------------------
                      TYPE OF   AMOUNT   TOTAL PAID
        NAME          PAYMENT    PAID     TO DATE
---------------------------------------------------
1.   Pete Sanderlin    Salary     $0      $17,200
---------------------------------------------------
2.   Tom Mealie        Salary     $0      $17,200
---------------------------------------------------
3.   N/A
---------------------------------------------------
4.   N/A
---------------------------------------------------
5.   N/A
---------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                  $0      $34,400
---------------------------------------------------

---------------------------------------------------------------------------------------
                                     PROFESSIONALS
---------------------------------------------------------------------------------------
                          DATE OF COURT                                        TOTAL
                        ORDER AUTHORIZING    AMOUNT    AMOUNT   TOTAL PAID    INCURRED
         NAME                PAYMENT        APPROVED    PAID      TO DATE    & UNPAID *
---------------------------------------------------------------------------------------
1.   N/A
---------------------------------------------------------------------------------------
2.   N/A
---------------------------------------------------------------------------------------
3.   N/A
---------------------------------------------------------------------------------------
4.   N/A
---------------------------------------------------------------------------------------
5.   N/A
---------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                          $0        $0         $0           $0
---------------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

-----------------------------------------------------
                   SCHEDULED   AMOUNTS
                    MONTHLY      PAID       TOTAL
                   PAYMENTS     DURING      UNPAID
NAME OF CREDITOR      DUE       MONTH    POSTPETITION
-----------------------------------------------------
1.   GE Capital        $0         $0          $0
-----------------------------------------------------
2.   GE Capital        $0         $0          $0
-----------------------------------------------------
3.   GE Capital        $0         $0          $0
-----------------------------------------------------
4.   N/A                          $0          $0
-----------------------------------------------------
5.   N/A                                      $0
-----------------------------------------------------
6.   TOTAL             $0         $0          $0
-----------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

-----------------------------------------
CASE NAME: Kitty Hawk International, Inc.                    ACCRUAL BASIS-7
-----------------------------------------

-----------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
-----------------------------------------

                                                        MONTH: August 2002
                                                               -----------

-----------------------------------------
QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                                   YES      NO
--------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?           X
--------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                              X
--------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                        X
--------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                                  X
--------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                                  X
--------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                            X
--------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
     PAST DUE?                                                               X
--------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                        X
--------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                              X
--------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
     DELINQUENT?                                                             X
--------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
     REPORTING PERIOD?                                                       X
--------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                         X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Item 10 - there are equipment lease payments due 5/00 and 6/00 still outstanding. These will be settled upon acceptance/rejection of leases.

--------------------------------------------------------------------------------

Item 1 - All open accounts receivable were transferred to Kitty Hawk, Inc. (Case #400-42141) in connection with the merger of KH International into Kitty Hawk Inc. as of 8/31/02.

-----------------------------------------
INSURANCE
--------------------------------------------------------------------------------
                                                                   YES      NO
--------------------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                       X
--------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                         X
--------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
TYPE OF                                                           PAYMENT AMOUNT
 POLICY              CARRIER              PERIOD COVERED          & FREQUENCY
--------------------------------------------------------------------------------
See Kitty Hawk, Inc. Case #400-42141
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

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-----------------------------------------
CASE NAME: Kitty Hawk International, Inc.               FOOTNOTES SUPPLEMENT
-----------------------------------------

-----------------------------------------
CASE NUMBER: 400-42144                                       ACCRUAL BASIS
-----------------------------------------

                                                        MONTH: August 2002
                                                               -----------

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ACCRUAL BASIS    LINE
 FORM NUMBER    NUMBER                FOOTNOTE/EXPLANATION
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     6                   All Professional fees related to the Reorganization of
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                            the Company are disbursed out of Kitty Hawk, Inc.
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                            (Parent Company). Refer to Case # 400-42141
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     7                   All insurance plans related to the Company are carried
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                            at Kitty Hawk, Inc. (Parent Company). Refer to Case
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                            #400-42141.
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  General                This operation closed in May of 2000. Costs incurred
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                            consisted of costs associated with shut down
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                            procedures and maintaining collateral.
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     3             8     All cash received into the Company cash accounts is
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                            swept each night to Kitty Hawk, Inc. Master Account
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                            (see Case #400-42141).
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     3            31     All disbursements (either by wire transfer or check),
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                            including payroll, are disbursed out of the Kitty
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                            Hawk, Inc. controlled disbursement account.
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     4             6     All assessments of uncollectible accounts receivable
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                            are done at Kitty Hawk, Inc. Refer to Case
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                            #400-4214. All reserves are recorded at Inc. and
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                            pushed down to Inc.'s subsidiaries as deemed
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                            necessary.
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     3            28     All payments are made by Kitty Hawk, Inc. (Case
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                            #400-42141)
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     4             5     All open accounts receivable were transferred to Kitty
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                            Hawk, Inc. (Case#400-42141) in connection with the
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                            merger of KH International into KH Inc.
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  General                Effective 8/31/02, this company merged into Kitty Hawk,
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                            Inc. (Case #400-42141). The effect of this merger
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                            will be booked on September 1, 2002, therefore this
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                            month will be the final month for an individual
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                            company Monthly Operating Report
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

CASE NAME: Kitty Hawk International, Inc.

CASE NUMBER: 400-42144

Details of Other Items

ACCRUAL BASIS-1                                           August 2002
8.   OTHER (ATTACH LIST)                                 $(316,621,265) Reported
                                                         -------------
        Intercompany Receivables                          (336,320,188)
        A/R Senior Noteholders                                 975,690
        A/R Pathfinder                                       3,739,528
        Deferred Taxes                                      13,097,746
        A/R Reconciling item                                   127,819
        Note Receivable - Kalitta charters                     500,000
        Deposits - Aircraft                                    360,971
        Deposits - Rent                                        481,774
        Security Deposit                                       415,395
                                                         -------------
                                                          (316,621,265) Detail
                                                         -------------
                                                                    --  Difference

22.  OTHER (ATTACH LIST)                                 $(155,903,217) Reported
                                                         -------------
        Accrued income taxes                              (156,968,379)
        Accrued Misc                                           288,077
        Insurance Deposit                                      765,585
        Accrued Fuel                                            11,500
                                                         -------------
                                                          (155,903,217) Detail
                                                         -------------
                                                                    --  Difference

27.  OTHER (ATTACH LIST)                                 $  75,013,024  Reported
                                                         -------------
        Deferred Taxes                                      87,246,212
        Accrued Taxes payable                              (18,954,646)
        Aircraft Maintenance Reserves                               --
        Accrued Fuel expenses                                5,403,028
        Prepaid Fuel                                        (5,633,963)
        Accrued Salaries/Vacation/Employee Benefits          4,075,349
        Uncleared 4/28/00 Payroll Checks                        66,601
        A/P Other/Accrued/Unrecorded                          (275,816)
        Purchase reserves                                    1,762,176
        Accrued Landing fees/parking/cargo fees              1,646,149
        Various accrued taxes                                1,313,200
        Other Misc accruals                                 (1,635,266)

                                                         -------------
                                                            75,013,024  Detail
                                                         -------------
                                                                    --  Difference

ACCRUAL BASIS-2

21.  NON-OPERATING INCOME (ATT. LIST)                         ($10,701) Reported
                                                         -------------
        Interest income on restricted cash investments         (10,701)
                                                                    --
                                                         --------------
                                                               (10,701) Detail
                                                         -------------
                                                                    --  Difference